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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 16, 1997
                                                  -----------------


                      Security Dynamics Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-25120                                        04-2916506
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(Commission File Number)                    (I.R.S. Employer Identification No.)


20 Crosby Drive
Bedford, Massachusetts                                     01730
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (781) 687-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5.    OTHER EVENTS.

     On July 15, 1997, Security Dynamics Technologies, Inc. (the "Company") acquired DynaSoft AB, a corporation organized under the laws of Sweden ("DynaSoft"), pursuant to Stock Purchase Agreements, dated as of July 12 and 15, 1997, by and among the Company, DynaSoft and the stockholders of DynaSoft (the "DynaSoft Acquisition").

     The Company's Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements, which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, have been prepared accounting for the DynaSoft Acquisition using the pooling-of-interests method of accounting.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   EXHIBITS.

     23.1         Consent of Deloitte & Touche LLP.

     23.2         Consent of Ernst & Young LLP, independent auditors.

     99.1         Selected Consolidated Financial Data.

     99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.3 Consolidated Financial Statements of Security Dynamics Technologies, Inc. as of December 31, 1995 and 1996 and June 30, 1996 (unaudited) and for the years ended December 31, 1994, 1995 and 1996 and the six months ended June 30, 1996 and 1997 (unaudited) and Reports of Independent Accountants thereon.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 16, 1997              SECURITY DYNAMICS TECHNOLOGIES, INC.
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                                                  (Registrant)



                                       By: /s/ Marian G. O'Leary
                                           -------------------------------------
                                           Marian G. O'Leary
                                           Senior Vice President, Finance,
                                           Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
-------                                -----------

  23.1            Consent of Deloitte & Touche LLP.

  23.2            Consent of Ernst & Young LLP, independent auditors.

  99.1            Selected Consolidated Financial Data.

  99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

  99.3 Consolidated Financial Statements of Security Dynamics Technologies, Inc. as of December 31, 1995 and 1996 and June 30, 1996 (unaudited) and for the years ended December 31, 1994, 1995 and 1996 and the six months ended June 30, 1996 and 1997 (unaudited) and Reports of Independent Accountants thereon.